Bank of America-Merrill Lynch Midwest Investor Meetings August 9-10, 2011 EXHIBIT 99 PSEG Public Service Enterprise Group

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The
Private Securities Litigation Reform Act of 1995.  When used herein, the words “will”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”,
“potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
•  adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
•  any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•  changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units,
•  changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
•  actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•  any inability to balance our energy obligations, available supply and trading risks,
•  any deterioration in our credit quality, or the credit quality of our counterparties,
•  availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•  any inability to realize anticipated tax benefits or retain tax credits,
•  changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•  delays or unforeseen cost escalations in our construction and development activities,
•  adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
•  increase in competition in energy markets in which we compete,
•  challenges associated with recruitment and/or retention of a qualified workforce,
•  adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
•  changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Caroline Dorsa Executive Vice President and Chief Financial Officer PSEG – Defining the Future

PSEG

PSE&G

PSEG *Power LLC*

PSEG *Energy Holdings*

PSEG

PSEG
Advantage:
Right platform to deliver
value to customers and investors…
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $5.2 billion
investment program
through 2013
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
Regional Wholesale Energy
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities
Renewable Investments
…with a track record for safeguarding shareholder interests.

PSEG Advantage:  Asset mix, strong
operations…
Reliability One Award
winner for Mid-Atlantic
Region – 9   year in a row
Regulatory agreements
and cost control provide
opportunity for improved
returns
Investment program
focused on growth and
providing customers with
clean, reliable energy
PSEG Power PSE&G
…with balance sheet to support growth.
Strong platform open to
improvement in the
market
Low-cost generating fleet
combined with fuel
flexibility supports
margins
Hedging strategy
mitigates near-term risk
Major environmental
compliance capital
program completed
Reducing risk
Building a platform for
renewables and investing
through PPA-supported
projects
International lease
investments terminated
Holdings recourse debt
paid down
PSEG Energy Holdings
th

Earnings growth achieved…
…
through increased investment, higher output and lower costs.
* See page 60 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings;
All periods reflect Texas in Discontinued Operations.
$2.91
$3.09
$3.12
2008 Operating Earnings* 2009 Operating Earnings* 2010 Operating Earnings*

First Half Operating Earnings by
Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power $  452    $  541 $  0.89 $  1.07
PSE&G 268 192 0.53 0.38
PSEG Energy Holdings 2 19 - 0.03
Enterprise 10 8 0.02 0.02
Operating Earnings* $  732 $  760   $  1.44 $  1.50
Six months ended June 30
* See page 59 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1.44
(0.03)
0.15
(0.18)
$1.50
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
PSEG EPS Reconciliation – YTD 2011
versus YTD 2010
YTD 2011
operating
earnings*
YTD 2010
operating
earnings*
Lower Pricing
(0.05)
Lower Volume &
Weather (0.02)
Migration (0.02)
O&M (0.04)
D&A and Interest
(0.05)
PSEG Power
Margins:
Rate Relief 0.04
Transmission 0.02
Renewables
& Cap Stimulus 0.03
O&M 0.07
Weather
& Volume 0.02
D&A (0.02)
Other (0.01)
PSE&G
PSEG Energy
Holdings
Absence of
2010 Tax
Benefits for
Solar & Other
Projects (0.02)
ES&P
Investment
Write-off (0.01)
* See page 59 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2010 2011E 2012E 2013E
Pension
O&M
PSEG Consolidated O&M
(1)
C.A.G.R (’10-’13) = (0.0)%
(1) Excludes O&M related to PSE&G clauses.  E Estimate.
Aggressive expense management…
…should result in essentially no O&M growth.

PSEG’s 2011 earnings guidance reflects
continued improvement at PSE&G…
– Network transmission service revenue increase
= ~ $0.05 per share
– Full year of E&G Rate Relief = ~ $0.05 per share
– Each 1% change in Load = ~ $0.02 per share
– Each 1% change in O&M = ~ $0.01 per share
– 2010 Utility ROE 9.9%; Each 10 bp = $0.01 per share
Revenue/Margin
– Decline in average Hedge Price/Volume = ~ ($0.25-$0.30)
per share
– Decline in Capacity revenues = ~ ($0.15-$0.20) per share
– Improvement in WPT/BGSS = ~ $0.03-$0.05 per share
Other Expense
– Higher O&M = ~ ($0.03) per share
– Increase in Depreciation rate = ~ ($0.05) per share
– Absence of LILO/SILO termination gains = ~ ($0.05) per share
– Loss of Income from Asset Sales = ~ ($0.05) per share
Guidance
$2.75
$2.50
2011 Drivers
…offset by a decline in margins at Power and Holdings.
Earnings Per Share
* See page 60 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.  E Estimate.
$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*

Outlook for 2011 Operating Earnings
Maintained
* See page 60 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*
$3.12
$2.75E
$2.50E

PSEG Consolidated Debt / Capitalization
(1) Includes debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2009 2010 6/30/2011
Equity
Debt
(1)
Debt 7,311 7,812 7,453
Preferred Stock 80 0 0
Common Shareholders Equity 8,788 9,633 10,109
Debt plus Equity 16,179 17,445 17,562
Debt Ratio 45.2% 44.8% 42.4%
(in $Millions)
Preferred
Stock

Our capital spending is focused on
growth
PSEG 2011-2013E Capital Spending
$6.85 Billion*
by Subsidiary
PSEG 2011-2013E Capital Spending
$6.85 Billion*
Growth vs. Maintenance Spend
*E: Estimate
.
Growth
$4.72 B
69%
Maintenance
$2.13 B
31%
Parent SC
$0.07 B
1%
Power
$1.50 B
22%
PSE&G
$5.24 B
76%
Holdings
$0.04 B
1%

$ Per Share
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E

PSEG

PSEG Dividend – A 104-year commitment
to returning cash to shareholders
PSEG Annual Common Dividend Per Share 2001-2011E
$1.08
$1.08
$1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.00
$1.25
$1.50

PSEG Power – Review and Outlook

Low-cost portfolio
Fuel flexibility
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, fuel flexibility, good locations and solid markets.
Power’s diverse assets drive value in a
dynamic environment…
18% 45%
8%
Fuel Diversity*
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced*
Total GWh: 56,727
52%
19%
28%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,538
27%
9%
* Twelve months ended December 31, 2010.

PSEG
Power LLC
New York
• Bethlehem Energy Center
System Interface
Connecticut
• New Haven
• Bridgeport
New Jersey
• Bergen
• Hudson
• Kearny
• Essex
New Jersey
• Linden
• Sewaren
• Edison
Pennsylvania
• Keystone
• Conemaugh
• Peach Bottom
NY
PA
CT
NJ
New Jersey
• Hope Creek
• Salem
New Jersey
• Yards Creek
• Mercer
• Burlington
• National Park

PSEG

18 Power’s Northeast assets are located in attractive markets near load centers… ... and the fleet produced record generation in 2010.

… while maintaining fuel optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts…
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Peaking units Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2 Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2 Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3

Power’s coal fleet has seen significant
efficiency improvements…
14
15
15
13 13
9
11
10
0
2
4
6
8
10
12
14
16
18
2004 2005 2006 2007 2008 2009 2010 2011 E
10.3
11.1
11.3
7.9
8.4
4.8
4.2
3.8
0
2
4
6
8
10
12
2004 2005 2006 2007 2008 2009 2010 2011 E
1.11
1.12
1.01
0.91
0.96
0.83
0.4
0.34 0.34
0.29
0.20
0.21
0.19
0.17
0.13
0.17
0
0.2
0.4
0.6
0.8
1
1.2
2004 2005 2006 2007 2008 2009 2010 2011 E
Market conditions were beneficial to increased
output in 2010
Forced outage rate continues to improve
Environmental footprint upgraded with BET
BET enables coal flexibility
… as Back-End Technology investment has prepared us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NO
x
Rates ( )
(lb/mmbtu)
SO2
NO
x

Power’s combined cycle fleet benefits from
operating enhancements…
5
4
8
10
12
13
15
13
0
2
4
6
8
10
12
14
16
2004 2005 2006 2007 2008 2009 2010 2011 E
3.4
7
3.4
2.5
1.6
1.5
1.2
0.46
0
1
2
3
4
5
6
7
8
2004 2005 2006 2007 2008 2009 2010 2011 E
8079
7847
7928
7768
7810
7691
7533
7514
7200
7300
7400
7500
7600
7700
7800
7900
8000
8100
8200
2004 2005 2006 2007 2008 2009 2010 2011 E
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2010
Continued improvement in forced outage
rate
Benefiting from heat rate improvement
program
…and continues to react to market dynamics.
All data excludes Texas

Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
15
12
0
5
10
15
20
25
2004 2005 2006 2007 2008 2009 2010 2011 E
85
86
76
77
91
92
95
98
0
10
20
30
40
50
60
70
80
90
100
2004 2005 2006 2007 2008 2009 2010 2011 E
Peaking’s consistent record of start
success provides opportunities in
ancillary and real time markets
Peaking adds flexibility in serving load
and managing the needs of a diverse
market environment
Approximately 8,400 starts during 2010
HEDD is anticipated to reduce fleet size
… and provides the ability to follow load during periods of high demand.
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
99.7
96.5
98.6
97.0
98.9
99.3
98.3
99.7
94
95
96
97
98
99
100
2004 2005 2006 2007 2008 2009 2010 2011 E
% Start Success ( )

Source: MJ Bradley
There are numerous upcoming EPA
environmental regulations…
2010 2011 2012 2013 2014 2015 2016 2017 2018
Haz. Air
Pollutants
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
By-Products
316(b)
Compliance with Federal GHG Reporting Rule
Compliance with PSD GHG BACT
Compliance with Toxics Rule Pre-Compliance  Period
Develop Toxics
Rule
Develop
Transport
Rule
SIP provisions developed in response to revised NAAQS
Develop
Revised O3
NAAQS
Pre-Compliance Period
Compliance with
Federal CCB
Regulations
Dev. Coal Comb.
By-Products Rule
Develop 316(b)
Regulations
Develop O3
Transport Rule
Estimated Compliance w/TR II
Phase-In of Compliance Period by 2020
Compliance w/GHG NSPS
Pre-Compliance Period
Develop GHG
NSPS
…and Power is well positioned to succeed under numerous outcomes.
Today
Phase I Compliance
Phase II Compliance

The potential impacts to Power vary…
…with Power generally well positioned for the relative near term.
Hazardous Air
Pollutants
(HAPs)
•MACT standard for Hg and other HAPs establishes emission limits
•Uncontrolled coal/oil units to install expensive capital or retire
•Potential for increased variable O&M cost
•Potential for higher electric prices
•Mercer and Hudson have BET
•Bridgeport Harbor has Hg control
•Keystone has scrubber, ESP and SCR
•Conemaugh has scrubber, ESP and planned SCR
Criteria
Pollutants
(CSAPR)
•CSAPR
will establish NO
X
and SO emission limits
•Plant by plant, state and regional basis
•Uncontrolled units to install expensive capital or retire
•Potential for increased variable O&M cost
•Potential for higher electric prices
•The generation fleet as a whole is well positioned for CSAPR
Greenhouse
Gases
(GHG)
•Nationally, for the time being, carbon cap-and-trade not expected
•EPA’s GHG BACT may delay or impede permitting of new
and modified plant
•EPA’s NSPS could potentially lead to emission trading
•RGGI impact negligible, future uncertain
•Power believes it has limited exposure to GHG BACT
requirements
•Power would potentially benefit by NSPS with trading
Coal
Combustion
Byproduct
•Facilities with wet ash ponds will need to spend capital to close or upgrade ponds (dam safety, liners, monitoring, etc)
•Potential for increased variable O&M cost
•Potential for higher electric prices
•Already utilizes dry ash handling systems and disposal at
Mercer, Hudson and BHS.  No cost conversion at Key/Con
•Coal ash scrubber waste tested as non-hazardous
•Power has established option for beneficial use of all coal combustion residuals
316(b)
Cooling Water
Regulations
•Power plants with once through cooling system are at risk.  Plants located on tidal rivers, estuaries or Great Lakes may face
greater risk
•Invest in capital, or potentially retire
•Potential for higher electric prices
•Lower plant output
•Power shares general industry exposure
•Prior permits judged that Salem has best technology
available
•Power has over $150M in estuary enhancement program
•Depending on EPA final rule cost/benefit consideration may
limit exposure
Market Impact                                                    Power Impact
2

Power’s investment program to mitigate air
pollutants…
Current Regulations and Compliance Measures
Description
Hudson (NJ)
Mercer (NJ)
Keystone (PA)
Bridgeport (CT)
Conemaugh (PA)*
NO
x
SCR
SCR SCR
Low NO
x
Burners
SCR
2014
SO
2
Scrubber Scrubber
Scrubber
Ultra-low
Sulfur Coal
Scrubber
Mercury/
Particulate
Baghouse &
Activated
Carbon
Baghouse
& Activated
Carbon
Scrubber & SCR,
ESP
Baghouse &
Activated Carbon
Scrubber & SCR,
ESP
…places it in good position to meet anticipated regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned
*Activated carbon under consideration.

PSEG Projected NOx Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Conemaugh
Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2
Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Hudson
PSEG Power’s environmental program has
resulted in dramatically lower emissions…
…leaving Power’s coal fleet among the cleanest in the country.
0
50
100
150
200
250
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
Source: EPA (2009), EIA (2009), and PSEG Projections

…through a balanced portfolio hedging strategy.
Pricing in 2010 was impacted by low economic demand and low gas prices, offset by warmer summer and colder winter weather
Power’s hedging strategy combined with strong operations enabled solid results
2011 forwards imply continued market challenges, but entities with the right assets in the right locations are best positioned
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and contracting using other products to secure pricing over a 2-3 year forward horizon
BGS continues to be an important part of our hedging strategy
Balanced generation portfolio in ideal position to serve BGS
Three year nature of BGS provides reduced volatility for customers and providers
Power’s fleet is economically optimized…

Coal and Gas CC Proxy Unit Dispatch Costs
80
70
60
50
40
30
20
10
0
$/MWh
Coal
Gas Combined Cycle
2006-2008 Average
2009
2010
2011

MWh

Gas competed favorably with coal in 2010,
with operational flexibility favoring gas…
… and Power’s diverse fleet is positioned to compete under various market conditions.
PJM Fleet Flexibility
Base Coal
Base Coal
Base Coal
CC/Coal
CC/Coal
CC
PK
PK
PK
Int Coal
Int Coal
Int Coal
CC
CC
-
5,000
10,000
15,000
20,000
25,000
2008 2009 2010
Note: Forward prices as of February 2011

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s participation in each of the
BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
Note: BGS prices reflect PSE&G Zone
2003 2004 2005 2006 2007 2008 2009 2010 2011
$55.59
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30

Migration and headroom are a function of
market and BGS price differentials…
…with impact on Power’s margin in 2010-2011 limited by warm
weather.
•
Migration has grown steadily from 2009 – 2011
–
Market prices have been below BGS prices
–
Retail penetration has expanded beyond C&I to include residential customers
–
Approximate average migration of ~10% in 2009; ~24% in 2010; and
forecasted to be ~34% in 2011, assuming 37% to 39% at year-end
•
Power margin is a direct function of headroom
•
Headroom has varied by year
–
2009 headroom was high, as mild weather resulted in low market prices
–
2010 headroom was low, as extreme weather resulted in high market prices
–
2011 headroom affected by higher market pricing
–
Retail providers are more likely to promote switching if headroom is seen as sustainable

Hedging Update…
… our strategy is to hedge our base load generation long term.
Contracted Energy*
2011 2012 2013
Aug - Dec
Volume TWh 14 36 36
Base Load % Hedged 100% 75%-80% 35%-40%
(Nuclear and Base Load Coal)
Price $/MWh $68 $64 $63
Volume TWh 9 20 21
Intermediate Coal, Combined % Hedged 30%-35%
Cycle, Peaking
Price $/MWh $68
Volume TWh 23 56 57
Total % Hedged 70%-75% 45%-50% 20%-25%
Price $/MWh $68 $64 $63
*Hedge percentages and prices as of July 2011 for the August 2011 and forward time frame.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity.  Hedges include positions with MTM accounting treatment and options.

… with sites in the eastern part of PJM.
Reliability Pricing Model – locational value
of Power’s generating fleet recognized…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in EMAAC, Power’s assets in congested locations received higher pricing.
• Locational value of Power’s
fleet recognized.
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction;
in-service June 2012.
• On schedule to complete
178 MW of previously
cleared peaking capacity
by June 2012.
• Latest auction influenced
by updated demand
forecast and transfer
capabilities.
$/MW-day
PJM Zones
2009 / 2010 2010 / 2011 2011 / 2012 2012 / 2013 2013/2014 2014/2015
Eastern MAAC
$191.32 $174.29 $110.00 $139.73 $245.00 $136.50
MAAC
$191.32 $174.29 $110.00 $133.37 $226.15 $136.50
PSEG
$245.00
PSEG North Zone
$185.00 $245.00 $225.00
Rest of Pool
$102.04 $174.29 $110.00 $16.46 $27.73 $125.99
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14 14/15
PJM Capacity Available to Receive Auction Pricing

PSE&G – Review and Outlook

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Energy Efficiency Annualized Savings (75% Electric/25% Gas Equivalent)
Electric Gas
Customers
Growth (2005 – 2010)
2.2 Million
4.0%
1.8 Million
4.0%
Electric Sales and Gas Sold and Transported 43,645 GWh 3,465 M Therms
Historical Annual Load Growth Distribution (2006 - 2010) (0.5%)* (1.0%)*
Historical Annual Peak Load Growth Transmission (2006 – 2010) (0.1%)
Projected Annual Load Growth (2011 – 2013) 1.3%** 0.8%**
Projected Annual Load Growth Transmission (2011 – 2013) 1.4%
Sales Mix
Residential 33% 61%
Commercial 57% 36%
Industrial 10% 3%
Transmission
Electric Gas
Approved Rate of Return 11.68% ROE 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
2009-2010
Total Program
Plan
Solar Loan 19 MW 81 MW
Solar 4 All 28 MW 80 MW
Energy Efficiency Initiative (lifetime equivalent)*** 389 GWh 604 GWh

Northeast Grid
Werner X1-078
Lakewood V3-026
LCAPP

PSEG

Oyster
Creek
New Jersey’s energy future requires
continued investment to ensure reliability …
Susquehanna-Roseland
Bergen O66
… while adapting to changes in resources.
Transmission Capacity Growth
Transmission Capacity Reductions
Susquehanna-Roseland ~1,500 MW
Northeast Grid (formerly BRH alternative) ~200 MW
Bergen O66 - Bergen to ConEd's West 49th Street
~(670 MW*)
Lakewood V3-206 - Lakewood to New York ~550 MW
Werner X1-078 - Werner to New York ~525MW
Other Impacts to NJ
Long-term Capacity Agreement Pilot Program (LCAPP)
~2,000 MW
Exelon has entered into an agreement with the state of New
Jersey to close Oyster Creek in 2019 ~(700 MW)
2010-2020 Demand growth of ~1% based on 2011 PJM
Load Forecast report ~1,125 MW
*   Project has firm contract for 320MW
*** PSE&G has announced a 2-year delay of the in-service date for the S-R Transmission line
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2011 Load Forecast Report
Arrows are general indicators and not intended to represent actual route
Net impact to New Jersey is ~130MW by 2020

SUSSEX
PASSAIC
WARREN
SOMERSET
UNION
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY
Hopatcong
Roseland
W. Orange
Bergen
Hudson
Bayonne
Bridgewater
Middlesex
Sewaren
Burlington
Camden
Gloucester
Mickleton

PSEG

Transmission investment recovery is supported by
formula rate treatment…
($ Millions)
Phase In-Service
Spending
Up To
Susquehanna-Roseland
Engineering / Licensing
2014 East
2015 West
$750
North East Grid
Preliminary Design 2015 $880
Burlington – Camden 230kV
Conversion
Engineering / Licensing 2014 $381
North Central Reliability
Engineering / Licensing 2014 $336
Mickleton – Gloucester - Camden
Preliminary Design 2015 $435
… and CWIP in rate base* for certain projects.
* CWIP in Rate Base and 1.25% ROE incentive treatment approved for the Susquehanna-Roseland project.
Transmission Projects
Future Projects
Future Transmission project spending will be influenced by PJM evaluation, potentially adding additional projects over 2011 – 2015 and revising required in-service dates.

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2010 2011 2012 2013
Susquehanna-Roseland *
RTEP 230 kV Conversions
Other RTEP
69kV Transmission
Other Transmission
FERC’s Transmission formula rate order grants
PSE&G an 11.68% ROE and a fully-forecasted
cost of service
Transmission represents approximately 56% of planned investment over the
2011-2013 plan and is expected to comprise ~33% of PSE&G rate base by 2013
Supportive regulatory treatment with contemporaneous recovery is key to align earnings growth with investment
Execution of the Transmission plan is critical to achieving PSE&G’s future growth.
Transmission Investment by Major Category
* Susquehanna-Roseland approved for 12.93% ROE.

Our 2011 – 2013 capital plan calls for investing
$5.2 billion…
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2010 2011E 2012E 2013E
NJ Infrastructure
Stimulus
Solar
Energy Efficiency
Transmission
Core Investment
…with contemporaneous recovery mechanisms approved
for ~$3.1 billion.
PSE&G Capital Expenditures
E - Estimated.

PSE&G’s investment program provides opportunity
for ~11%* annualized growth in rate base
PSE&G Projected Rate Base
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2010 2011 2012 2013
Gas Distribution Electric Distribution Electric Transmission Energy Master Plan
*Starting from 2010 Rate Base of $7.8 billion.

Success in meeting State’s energy
and economic development goals…
…with reasonable contemporaneous returns.
($ Millions)
Approval
Date
Total
Amount
Spending
Thru
6/2011
Remaining
Spending
Thru 2013
Solar Loan I & II
April 2008/
November 2009
$248 $93 151
Carbon Abatement December 2008 46 30 16
NJ Capital Infrastructure Stimulus I April 2009 694 701 -
Solar 4 All * July 2009 465 278 187
Energy Efficiency Economic Stimulus July 2009 166 118 48
Demand Response July 2009 65 10 35
Energy Efficiency Economic Stimulus
Extension
July 2011 95 - 95
NJ Capital Infrastructure Stimulus II July 2011 273 - 273
Total $2,052 $1,230 $805
* Filing amount based on installation of 80MW, total forecasted spend is lower due to a lower cost per watt to install.

PSEG Energy Holdings - Review & Outlook

PSEG Energy Holdings has made significant
reductions in size and risks
International Energy: Global has disposed of all but one
international asset
Domestic Generation: Only 176 MW of Global domestic generation remain
LILO/SILO: Resources terminated all 18 LILO/SILO leases
Traditional Leases: Resources continues to carefully manage the remaining traditional leases and other investments.
As of June 30, PSEG had a gross equity investment at risk of
$264 million in two indirect subsidiaries of Dynegy and Dynegy
Holdings Inc.

PSEG – Financial Review and Outlook

PSEG’s long-term outlook is influenced by
Power’s hedge position…
2012
2013
Each $1/mcf Change in Natural Gas
Each $2/Mwh Change in Spark Spread
Each $2/Mwh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each 1% Change in Depreciation Rate
$0.06 - $0.08
$0.03
$0.02
$0.01
$0.01
$0.15 - $0.20
$0.03
$0.03
$0.01
$0.01
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales:
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.02
$0.01
$0.01
$0.01
$0.01
…and increased investment at PSE&G.

PSE&G’s capital program is directed at
improving reliability…
…through investment in transmission and distribution.
*E: Estimate.
2011-2013E Utility Capital Spending
$5.2 Billion*
Renewables/EMP
$0.7 B
13%
Gas Utility
$0.6 B
11%
Electric Distribution
$1.0 B
20%
Transmission
$2.9 B
56%

PSEG’s internally generated cash flow
over 2011 – 2013 …
… supports capital investment and the shareholder dividend without the need for equity.
* Cash from Operations adjusts for securitization principal repayments ~$0.7B.
** 2011-2012 include bonus depreciation of ~$0.9B offset by ~$0.1B in 2013.
Sources Uses
Power
Cash
from Ops
Debt
Issued
PSE&G
Investment
Debt
Redeemed
Shareholder
Dividend
PSE&G
Cash from
Ops*
Power
Investment
Texas Net
Proceeds
Includes:
Bonus Depreciation = ~$0.8B**
Pension Contribution = ~($0.5B)
Other Net
Cash Flow
PSEG Consolidated
2011 – 2013 Sources and Uses

25%
30%
35%
40%
45%
50%
2008 2009 2010 2011-2013
Average
PSEG Power
Funds from Operations / Total Debt
Power’s credit metrics remain strong during
challenging markets ...
Power free cash flow
produces strong
credit measures
providing sufficient
cushion for potential
gas price volatility
Free Cash Flow
(1)
~750 ~950 ~750 Average: ~725
Dividends to Parent 500 850 550 Average: ~475
(in $Millions)
(1) Free Cash Flow represents cash from operations less cash used for investing.
… providing opportunities for growth investments.

PSEG is responding to investors’ questions
Investors’ Questions PSEG Position
How is PSEG affected
by policy changes?
Commercial operation of Back-End Technology puts us in good position on potential Clean Air rules
What’s the impact of
commodity volatility?
Multi-year hedging
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
How are you responding
to State incursion into
markets?
Recent decision by FERC has upheld competitive market mechanisms
We are also challenging the constitutionality of NJ’s actions
Do you need equity?
Strong cash flow enables us to execute our strategy, with room for additional investment, without the need to issue equity
How is management
incented to deliver value to
shareholders?
Management’s long-term incentives are based on a combination of return on invested capital and total shareholder return relative to peers over a multi-year period of time

Appendix

PJM has adequate reserves to meet near
term demand…
…but over the longer term, many influences will dictate sources of market sufficiency.
Unforecasted influences that could increase capacity:
=>Government interventions – for example LCAPP
=>Load/demand rate of change
=> Demand response / Economic recovery
Unforecasted influences that could decrease capacity:
=>Government regulations – for example coal retirements (20-45 GW’s),
HEDD
=>Load/demand rate of change
=>Demand response / Economic recovery
PJM Forecasted Capacity Reserves - January 2011
PJM
•
Reserve margins to tighten going forward
due to:
– Load growth
– Anticipated unit retirements driven
by new EPA regulations (not
reflected in PJM’s forecast)
EMAAC
•
Most of Power’s assets located in EMAAC
•
Anticipated retirements driven by HEDD
rule
•
Transmission projects expected to
increase net imports into EMAAC,
offsetting retirements
•
Local legislation (NJ LCAPP) could initially
increase reserve margins but would
discourage long-term merchant investment
0%
10%
20%
30%
40%
2011/2012 2012/2013 2013/2014 2014/2015 2015/2016

Power’s coal hedging reflects 2011 supply
matched with 2011 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
Contracted Coal
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro
High $40’s
Higher price,
lower BTU,
enviro coal
Hudson CAPP
Mid $40’s
Flexibility
after BET in
2010
Mercer
Metallurgical
NAPP/CAPP
Mid $40’s
More limited
segment of
coal market
Keystone NAPP
Mid $20’s
To
High $20’s
Prices
moderating
Conemaugh NAPP
Mid $20’s
To
High $20’s
Prices
moderating
% Hedged
(left scale)
$/MWh
(right
scale)
*Commodity plus transportation.

52 $0 $5 $10 2011 2012 2013 Anticipated Nuclear Fuel Cost Power has fully hedged its nuclear fuel needs through 2013… … with increased costs over that time horizon. Hedged

53 53
-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011 2012 2013
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011 2012 2013
Annual Average Historical Monthly Forecast
Note: Forward prices as of July 2011.
Forward spark spreads indicate moderation to 2009
levels and dark spreads continue to be challenged…
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… and both are expected to remain highly influenced by gas prices.

PSEG 2011 Operating Earnings Guidance
- by Subsidiary
$ millions (except EPS) 2011E 2010A
PSEG Power $ 765 – $ 855 $ 1,091
PSE&G $ 495 – $ 520 $ 430
PSEG Energy Holdings $ 0 – $ 5 $ 49
Enterprise $ 5 – $ 15 $ 14
Operating
Earnings*
$ 1,265 – $ 1,395 $ 1,584
Earnings per
Share
$ 2.50 – $ 2.75 $ 3.12
* See Page 60 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
PSEG Consolidated ($Millions)
December 31, 2009 December 31, 2010 June 30, 2011
PSE&G Short-Term Debt - $                                  - $                                  298 $
PSEG Money Pool Short-Term Debt 530                                     64                                       -
Total Short-term Debt
530                                     64                                       298
Long-Term Debt
(1)
:
Power 3,121                                  3,455                                  2,851
PSE&G 3,571                                  4,283                                  4,284
Holdings 127                                     -                                     -
Parent / Services (38)                                     10                                       20
Total Long-Term Debt 6,781                                  7,748                                  7,155
Preferred Stock 80                                       -                                     -
Total Common Stockholders' Equity 8,788                                  9,633                                  10,109
TOTAL CAPITALIZATION 16,179 $                             17,445 $                             17,562 $
December 31, 2009 December 31, 2010 June 30, 2011
Debt 7,311                                  7,812                                  7,453
Preferred Stock 80                                       -                                     -
Total Common Stockholders' Equity 8,788                                  9,633                                  10,109
Debt Plus Equity 16,179 $                             17,445 $                             17,562 $
Debt Ratio 45.2% 44.8% 42.4%

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,197MW
Owned Capacity:  1,197MW
License Expiration: 2046
License renewal approved
July 2011
Next Refueling 2012
Operated by PSEG Nuclear
Ownership: PSEG – 57%
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,337MW
Owned Capacity: 1,342MW
License Expiration: 2036 and 2040
License renewal approved
June 2011
Next Refueling
Unit 1 – Fall 2011
Unit 2 – Fall 2012
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,245MW
Owned Capacity: 1,122MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – 2012
Unit 3 – Fall 2011
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet…
… is a critical element of Power’s success.

% base load output
$/MWh

% of capacity
$/MW-day

PSEG

0%
25%
50%
75%
100%
2011 2012 2013
$0
$50
$100
$150
$200
$250
0%
25%
50%
75%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
$60
$70
$80
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of $5/MWh
PJM West around the clock price
change* (~$1/mmbtu gas change)
Contracted Capacity
Price
(right
scale)
* As of May 2011, assuming normal market commodity correlation and demand.
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
*
$0.03 - $0.12 $0.15 - $0.30 $0.25 - $0.45

PSEG Resources Leveraged Lease Portfolio
Lessee Equipment
6/30/11
Invested
($millions)
S&P
Credit
Rating*
REMA (GenOn) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (1,162 equity MW)
329 B
Dynegy Holdings Danskammer & Roseton Generating Station (NY)  370
MW coal fired and 1,200 MW oil/gas fired
264 CC
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
219 B-
Merrill Creek –
(PECO, MetEd,
Delmarva P& L)
Reservoir in NJ 128 BBB, BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (154 equity MW) 99 A+
US West/Qwest** Qwest headquarters located in Denver, CO 115 BB
Renaissance Ctr. GM headquarters located in Detroit, MI 40 BB-
Wal-Mart Portfolio of 17 Wal-Mart stores 29 AA
E-D Centers Portfolio of 8 shopping centers 30 NR
Total Leases $1,253
*Indicative recent rating reflecting either Lessee, additional equity collateral support or parent company unsecured debt rating.
** Qwest was acquired by CenturyLink

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2011 2010 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 15 $            10 $         42 $           20 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 4                (37)           8                12
Market Transition Charge Refund (PSE&G) -                 (72)           -                (72)
Total Pro-forma adjustments 19 $            (99) $        50 $           (40) $
Fully Diluted Average Shares Outstanding (in Millions)
507             507          507            507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.03 $         0.02 $      0.08 $        0.04 $
Gain (Loss) on MTM (PSEG Power) 0.01            (0.07)        0.02           0.02
Market Transition Charge Refund (PSE&G) -             (0.14)        -             (0.14)
Total Pro-forma adjustments 0.04 $         (0.19) $     0.10 $        (0.08) $
For the Three Months Ended For the Six Months Ended
June 30, June 30,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)

Pro-forma Adjustments, net of tax 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $           9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1)              (11)             14
Market Transition Charge Refund (PSE&G) (72)             -                -
Net Reversal of Lease Transaction Reserves (Energy Holdings) -                29              -
Lease Transaction Reserves (Energy Holdings) -                -                (490)
Asset Impairments -                -                (13)
Premium on Bond Redemption -                -                (1)
Total Pro-forma adjustments (27) $          27 $           (561) $
Fully Diluted Average Shares Outstanding (in Millions)
507            507            508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 0.09 $        0.02 $        (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) -             (0.02)          0.03
Market Transition Charge Refund (PSE&G) (0.14)          -             -
Net Reversal of Lease Transaction Reserves (Energy Holdings) -             0.05           -
Lease Transaction Reserves (Energy Holdings) -             -             (0.96)
Asset Impairments -             -             (0.03)
Premium on Bond Redemption -             -             -
Total Pro-forma adjustments (0.05) $       0.05 $        (1.10) $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended
Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.